SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Emisphere Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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EMISPHERE TECHNOLOGIES, INC.
765 Old Saw Mill River Road
Tarrytown, New York 10591

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2005

Tarrytown, New York
April 14, 2005

          Dear Stockholder:

          You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Emisphere Technologies, Inc., a Delaware corporation (the “Company” or “Emisphere”), to be held on Monday, May 23, 2005 at 10:00 a.m. at the Doubletree Hotel in the Grand Ballroom South located at 455 South Broadway, Tarrytown, New York for the following purposes:

1.	To consider the re-election of two (2) directors for a term expiring at the third succeeding annual meeting of stockholders after their re-election;

2.	To approve and adopt an amendment to our Certificate of Incorporation to increase the total number of authorized shares of stock to 50,000,000;

3.

To approve and adopt an amendment to the Qualified Stock Purchase Plan (the “1994 Qualified ESPP”) providing for an increase in the maximum number of shares of Emisphere Common Stock available for issuance there under by 300,000 shares;

4.

To consider the ratification of the Board of Directors’ selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005;

5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

          In addition, at the Annual Meeting, the Company’s management will discuss the Company’s performance during the fiscal year ended December 31, 2004.

          Only those stockholders of record at the close of business on Friday, March 25, 2005 will be entitled to receive notice of, and vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during the ten (10) days prior to the Annual Meeting at our principal offices located at 765 Old Saw Mill River Road, Tarrytown, New York 10591.

          The Board of Directors appreciates and encourages stockholder participation in our Annual Meeting and looks forward to your attendance.  It is important that your shares be represented, whether or not you choose to attend the meeting. Registered stockholders can vote their shares (a) via the Internet; or (b) by using a toll-free telephone number; or (c) by promptly completing, signing, dating and mailing the enclosed proxy card using the enclosed envelope; or (d) by voting your shares at the meeting in person. Instructions for using these convenient services appear on the enclosed proxy card. Proxy votes are tabulated by an independent agent appointed by the Company, and reported at the Annual Meeting.  The proxy is revocable by you at any time prior to its exercise. Your prompt attention to the proxy will be of assistance in preparing for the Annual Meeting. Your cooperation related to this matter is appreciated.

By order of the Board of Directors,

/S/ Michael M. Goldberg, M.D.
Michael M. Goldberg, M.D.
Chairman of the Board of Directors and Chief Executive Officer

EMISPHERE TECHNOLOGIES, INC.

765 Old Saw Mill River Road
Tarrytown, New York 10591

PROXY STATEMENT

          GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the Purpose of this Proxy Statement?

          This Proxy Statement (the “Proxy Statement”) and the enclosed Proxy Card (the “Proxy Card”) are furnished to all stockholders of record of Emisphere Technologies, Inc., which we sometimes refer to as the “Company,” or “Emisphere,” as of the close of business on March 25, 2005, in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Annual Meeting of Stockholders on Monday, May 23, 2005 (the “Annual Meeting”).

          This Proxy Statement and accompanying form of Proxy are being mailed to stockholders on or about April 19, 2005. The information included in the Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation for directors and our most highly paid executive officers, and certain other required information.  Copies of our 2004 Annual Report to Stockholders and the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2004 (the “2004 Fiscal Year”) are being mailed with this Proxy Statement, but are not incorporated herein by reference and should not be deemed to be part of the Proxy Statement.

Who can attend the Annual Meeting and who is entitled to vote?

          All stockholders of the Company as of the record date, March 25, 2005 (the “Record Date”), their authorized representatives and guests of Emisphere will be able to attend the Annual Meeting.

          All holders of record of Emisphere’s $0.01 par value Common Stock, which we sometimes refer to as the “Common Stock,” on the Record Date will be entitled to vote at the 2005 Annual Meeting. Each share of Common Stock is entitled to one vote on each matter properly brought before the meeting.

What proposals will be voted upon at the Annual Meeting?

          The Annual Meeting has been called to consider and take action on the following items:

1.

The re-election of Dr. Michael M. Goldberg and Mr. Robert J. Levenson (“the Director Nominees”) as directors for a term expiring at the third succeeding annual meeting of stockholders after their election;

2.	To approve and adopt an amendment to our Certificate of Incorporation to increase the total number of authorized shares of stock to 50,000,000;

3.

To approved and ratify an amendment to the Qualified Employee Stock Purchase Plan (the “1994 Qualified ESPP”) providing for an increase in the maximum number of shares of Emisphere’s Common Stock available for issuance there under by 300,000 shares;

4.

The ratification of the Board of Directors’ selection of PricewaterhouseCoopers LLP (“PwC”) to serve as Emisphere’s independent registered public accounting firm for the fiscal year ending December 31, 2005; and

5.	The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

What are the Board of Directors’ voting recommendations with respect to the proposals to be voted at the Annual Meeting?

The Board of Directors recommends a vote:
•	“FOR” the election of the Director Nominees as directors for the terms expiring at the third succeeding annual meeting of stockholders after their election;
•	“FOR” the approval and ratification of the amendment to our Certificate of Incorporation to increase the total number of authorized shares of stock to 50,000,000;
•	“FOR” the approval and ratification of the amendment to the 1994 Qualified ESPP; and
•

“FOR” the ratification of the Board of Directors’ selection of PricewaterhouseCoopers LLP to serve as Emisphere’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

          If any other matter is properly presented at the Annual Meeting or any adjournments or postponements thereof, your proxy will be voted in accordance with the discretion of the person holding the proxy.  At the time this Proxy Statement went to press, Emisphere knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

How do I vote in person?

          If you plan to attend the Annual Meeting on May 23, 2005, please bring proof of identification and the enclosed Proxy Card.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit, authorizing you to vote the shares.

How do I vote by proxy?

          If you are a registered holder as of the Record Date, you can vote your proxy via the Internet, by telephone, by mail or in person at the Annual Meeting on May 23, 2005.

          If you are a beneficial stockholder, you have the right to direct your broker or nominee on how to vote your shares. You should complete a voting instruction card which your broker or nominee is obligated to provide you. If you wish to vote in person at the Annual Meeting, you must first obtain from the record holder a proxy issued in your name.

How do I vote via the Internet?

          If you wish to vote via the Internet, follow the Internet voting instructions located on your Proxy Card.  A control number, located on the Proxy Card, is designated to verify your identity and allow you to vote the shares and confirm that the voting instructions have been recorded properly.

How do I vote via telephone?

          If you wish to vote via telephone, use the toll-free telephone number found on the Proxy Card and follow the voting instructions located on the Proxy Card.  A control number, located on the Proxy Card, is designated to verify your identity, allow you to vote the shares and confirm that the voting instructions have been recorded properly.

How do I vote my shares?

          If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the Proxy Card. Please review the voting instructions on the Proxy Card and read the entire text of the proposals. Please review the recommendation of the Board of Directors in the Proxy Statement prior to marking your vote.

          If your Proxy Card is signed and returned without specifying a vote or an abstention on a proposal, it will be voted according to the recommendation of the Board of Directors on that proposal. That recommendation is shown for each proposal on the Proxy Card.

What constitutes a quorum?

          As of the Record Date, 19,445,122 shares of Common Stock were outstanding.  A majority of the total number of our outstanding shares present or represented by proxy, constitutes a quorum for the purpose of adopting proposals at the Annual Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

Who counts the vote?

          Tabulation of proxies and the votes cast at the meeting are conducted by an independent agent appointed by Emisphere and certified by an independent inspector of elections.

May I revoke my proxy?

          You may revoke your Proxy at any time before it is voted at the Annual Meeting by taking one of the following three actions: (i) by giving timely written notice of the revocation to the Secretary of the Company; (ii) by executing and delivering a Proxy with a later date; or (iii) by voting in person at the Annual Meeting.  Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

What vote is required to approve each proposal?

          A plurality of the votes cast at the Annual Meeting is required to elect the Director Nominees. The affirmative vote of holders of a majority of the shares present in person or by proxy is required for the approval of the increase in authorized Common Stock of the Company and the approval and amendment to the 1994 Qualified ESPP and the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for 2005. The amendment to our Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on the Record Date whether or not present in person or represented by proxy.

          At the Annual Meeting, abstentions will be counted as votes cast on proposals presented to stockholders, but broker non-votes will not be considered votes cast and the shares represented by broker non-votes with respect to any proposal will be considered present but not eligible to vote on such proposal.  Abstentions and broker non-votes will have no effect on the Director Nominees, which is by plurality vote, but abstentions will, in effect, be votes (i) the amendment to increase the authorized Common Stock of the Company, (ii) against the amendment of the 1994 Qualified ESPP, and (iii) against the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for 2005, as these items require the affirmative vote of a majority of the shares present and eligible to vote on such items.

Who bears the cost of soliciting the proxies?

          We will pay all costs of preparing, assembling, printing and distributing the proxy materials.   We may solicit proxies on behalf of the Board of Directors through the mail, in person, and by telecommunications. We will, upon request, reimburse brokerage firms and others for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

Where are Emisphere’s Executive Offices?

          Our principal executive offices are located at 765 Old Saw Mill River Road, Tarrytown, New York 10591 and our telephone number is (914) 347-2220.

How can I get additional information about Emisphere?

          We will, upon written request of any stockholder, furnish, without charge, a copy of this Proxy Statement and our Annual Report on Form 10-K, as amended, for the 2004 Fiscal Year, as filed with the Securities and Exchange Commission, which we sometimes refer to as the “SEC.”  Please address your requests to Emisphere Technologies, Inc., 765 Old Saw Mill River Road, Tarrytown, New York 10591 Attention: Secretary.  Electronic copies of this Proxy Statement, the 2004 Annual Report and the Company’s Annual Report on Form 10-K, as amended, for the 2004 Fiscal Year are located within the Investor Relations section of our website at www.emisphere.com and are also available at the SEC’s website at www.sec.gov.  The contents of our website are not incorporated herein by reference and the website address provided in this Proxy Statement is intended to be an inactive textual reference only.

          If you wish, you can access future proxy statements and annual reports on the Internet instead of receiving paper copies in the mail. If you are a stockholder of record, you can choose this option by marking the appropriate box on your Proxy Card or by following the instructions if you vote by telephone or the Internet. If you choose to access future proxy statements and annual reports on the Internet, you will receive a Proxy Card in the mail next year with instructions containing the Internet address for those materials. Your choice will remain in effect until you advise us otherwise.

          If you are a beneficial owner, and your shares are held in a stock brokerage account or by a bank or other nominee, please refer to the information provided by your broker, bank or nominee for instructions on how to elect to access future proxy statements and annual reports on the Internet. Most beneficial owners who elect electronic access will receive an e-mail message next year containing the Internet address for access to the Proxy Statement and Annual Report.

          Emisphere is subject to the informational requirements of the Securities Exchange Act (the “Exchange Act”), which require that the Company’s Annual Report on Form 10-K, the Proxy Statement and other information be filed with the SEC. These filings may be inspected and copied at the public reference facilities of the SEC. Call (800) SEC-0330 for more information regarding public reference facilities.  Copies of the material may also be obtained upon request and upon payment of the appropriate fee from the Public Reference Section of the SEC, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549.  In addition, the SEC maintains a website on the Internet that contains reports, proxy and information statements, as well as other information regarding registrants that file electronically with the SEC, including our Company.  The SEC’s website address is “www.sec.gov.”

Householding of Annual Meeting Materials

          Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of our Proxy Statement and Annual Report to Stockholders may have been sent to multiple stockholders in each household.  We will promptly deliver a separate copy of either document to any stockholder upon written or oral request made to our Investor Relations Department, Emisphere Technologies, 765 Old Saw Mill River Road, Tarrytown, New York 10591, telephone: (914) 347-2220.  Any stockholder who wants to receive separate copies of the Proxy Statement or Annual Report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, must make an election on the proxy card or contact the stockholder’s bank, broker, or other nominee record holder. Stockholders may also contact us at the above address and phone number with their election.

BOARD OF DIRECTORS

          Our business is overseen by the Board of Directors.  It is the paramount duty of the Board of Directors to oversee the Chief Executive Officer and other senior management in the competent and ethical operation of the Company on a day-to-day basis and to assure that the long-term interests of the stockholders are being served. To satisfy this duty, our directors take a proactive, focused approach to their position, and set standards to ensure that the Company is committed to business success through maintenance of the highest standards of responsibility and ethics.  The Board of Directors is kept advised of our business through regular verbal or written reports, Board of Directors meetings, and analysis and discussions with the Chief Executive Officer and other officers of the Company.

          Members of the Board of Directors bring to us a wide range of experience, knowledge and judgment. These varied skills mean that governance is far more than a “check the box” approach to standards or procedures. Our governance organization is designed to be a working structure for principled actions, effective decision-making and appropriate monitoring of both compliance and performance.

          The Board of Directors has affirmatively determined that Michael E. Black, Dr. Stephen K. Carter, Arthur Dubroff, Robert J. Levenson, and Howard M. Pack are independent directors within the meaning of Rule 4200 of the National Association of Securities Dealers, Inc. (“NASD”).  The independent directors meet in separate sessions at the conclusion of each board meeting and at other times as deemed necessary by the independent directors, in the absence of Dr. Michael M. Goldberg, the sole non-independent director.

Committees of the Board of Directors

          The Board of Directors has established an audit committee, a compensation committee and a governance and nominating committee. Each of the committees of the Board of Directors acts pursuant to a separate written charter adopted by the Board of Directors.

          The audit committee is currently comprised of Arthur Dubroff (chairman), Michael E. Black and Robert J. Levenson.  All of the members of the audit committee are independent within the meaning of Rule 4200 of the NASD.  The Board of Directors has determined that Arthur Dubroff, the chairman of the audit committee, is an “audit committee financial expert,” within the meaning of Item 401(h) of Regulation S-K. The audit committee’s responsibilities and duties are summarized below in the report of the audit committee and in the audit committee charter which is available on our website (www.emisphere.com).

          The compensation committee is currently comprised of Robert J. Levenson (chairman), Michael E. Black, Dr. Stephen K. Carter, and Howard M. Pack.  All of the members of the audit committee are independent within the meaning of Rule 4200 of the NASD, non-employee directors within the meaning of the rules of the Securities and Exchange Commission and “outside” directors within the meaning set forth under Internal Revenue Code Section 162(m). The compensation committee’s responsibilities and duties are summarized in the report of the compensation committee and in the compensation committee charter also available on our website.  There were no interlocks or insider participation between any member of the board or compensation committee and any member of the board of the directors or compensation committee of another company.

          The governance and nominating committee is currently comprised of Michael E. Black (chairman), Dr. Stephen K. Carter and Robert J. Levenson.  All of the members of the governance and nominating committee are independent within the meaning of Rule 4200 of the NASD. The governance and nominating committee’s responsibilities and duties are set forth in the compensation committee charter on our website.  Among other things, the governance and nominating committee is responsible for recommending to the board the nominees for election to our Board of Directors and the identification and recommendation of candidates to fill vacancies occurring between annual stockholder meetings.

The table below provides membership information for each board committee.

Name	Board		Audit		Compensation		Governance and Nominating

Michael M. Goldberg, M.D. (3)	X	*
Robert J. Levenson (3)	X		X		X	*	X
Howard M. Pack (2)	X				X
Arthur Dubroff (2)	X		X	*
Stephen K. Carter, M.D. (1)	X				X		X
Michael E. Black (1)	X		X		X		X	*

* Chair
(1) Class I directors: Term as director is expected to expire in 2006
(2) Class II directors: Term as director is expected to expire in 2007
(3) Class III directors: Term as director is expected to expire in 2005

Meetings Attendance

          During the 2004 Fiscal Year, our Board of Directors held seven (7) meetings. Each director attended 75 percent or more of the aggregate number of Board of Directors meetings and committees of which he was a member that were held during the period of his service as a director.

          The audit committee met six (6) times during the 2004 Fiscal Year.

          The compensation committee met six (6) times during the 2004 Fiscal Year.

          The governance and nominating committee met five (5) times during the 2004 Fiscal Year.

          The Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company’s annual meeting of stockholders, although it does encourage attendance by the directors.  Historically, more than a majority of the directors have attended the annual meeting.  All of our non-employee directors attended our 2004 annual meeting of stockholders.

Code of Conduct for Officers and Employees and Code of Business Conduct and Ethics for Directors

          In 2003, we adopted a Code of Conduct that applies to all of our officers and employees. In 2004, the Board of Directors adopted a Code of Business Conduct and Ethics that applies specifically to the members of the Board of Directors. The directors will be surveyed annually regarding their compliance with the policies as set forth in the Code of Conduct for Directors. The Code of Conduct and the Code of Conduct for Directors are available on the Corporate Governance section of our website at www.emisphere.com.  The contents of our website are not incorporated herein by reference and the website address provided in this Proxy Statement is intended to be an inactive textual reference only. The Company intends to disclose on its website any amendment to, or waiver of, a provision of the Code of Business Conduct and Ethics that applies to the Chief Executive Officer, Chief Financial Officer or Controller. Our Code of Conduct contains provisions that apply to our Chief Executive Officer, Chief Financial officer and all other finance and accounting personnel. These provisions comply with the requirements of a company code of ethics for financial officers that were promulgated by the SEC pursuant to the Act.

Stockholder Communications

          We have established an Investor Relations Office for all stockholder inquiries and communications.  The Investor Relations Office facilitates the dissemination of accurate and timely information to our stockholders. In addition, the Investor Relations Office ensures that outgoing information is in compliance with applicable securities laws and regulations. All investor queries should be directed to its internal Investor Relations Officer or Chief Financial Officer who is the appointed Corporate Secretary, as set forth in our policy for “Stockholder and Other Communication to the Board” filed as Appendix A to this Proxy Statement

ELECTION OF DIRECTORS

          Nominations for the election of directors may be made by the Board of Directors or the governance and nominating committee. The committee did not reject any candidates recommended within the preceding year by a beneficial owner of, or from a group of security holders that beneficially owned, in the aggregate, more than five (5%) per cent of the Company’s voting stock.

          Although it has no formal policy regarding shareholder nominees, the governance and nominating committee believes that shareholder nominees should be viewed in substantially the same manner as other nominees. Stockholders may make a recommendation for a nominee by complying with the notice procedures set forth in our by-laws. The governance and nominating committee will give nominees recommended by stockholders in compliance with these procedures the same consideration that it gives to any board recommendations. To date, we have not received any recommendations from stockholders requesting that the nominating and governance committee (or any predecessor) consider a candidate for inclusion among the committee’s slate of nominees in the Company’s proxy statement, and the Director Nominees have been nominated by the governance and nominating committee.

          To be considered by the Committee, a Director Nominee must have broad experience at the strategy/policy-making level in a business, government, education, technology or public interest environment, high-level managerial experience in a relatively complex organization or experience dealing with complex problems. In addition, the nominee must be able to exercise sound business judgment and provide insights and practical wisdom based on experience and expertise, possess proven ethical character, be independent of any particular constituency, and be able to represent all stockholders of the Company.

          The Committee will also evaluate whether the nominee’s skills are complimentary to the existing board member’s skills, and the board’s needs for operational, management, financial, technological or other expertise; and whether the individual has sufficient time to devote to the interests of Emisphere.  The prospective board member cannot be a board member or officer at a competing company nor have relationships with a competing company. He/she must be clear of any investigation or violations that would be perceived as affecting the duties and performance of a director

          The nominating and governance committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service.  Current members of the board with skills and experience that are relevant to the business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective.  If any member of the board does not wish to continue in service, or if the nominating and governance committee or the board decides not to nominate a member for re-election, the nominating and governance committee identifies the desired skills and experience of a new nominee, and discusses with the board suggestions as to individuals that meet the criteria.

Compensation of Non-Employee Directors

          A director who is a full-time employee of the Company receives no additional compensation for his services as a director. With respect to all other directors (“non-employee directors”), the Company’s philosophy is to provide competitive compensation and benefits necessary to attract and retain high-quality non-employee directors and to encourage ownership of Company stock to further align their interests with those of stockholders.

          For each board meeting attended prior to April 1 2004, non-employee directors had the right to receive, under our Directors’ Deferred Compensation Stock Plan, shares of Common Stock, based on a fee of $1,000 and the closing price of the Common Stock on the date of the meeting (the “Annual Board Retainer”).  Under that plan, Emisphere maintains a “share account” for each eligible director and is obligated to issue the shares within six months of a director’s retirement from the board or other termination as a director. Through January 31, 2004, Messrs. Pack, Levenson, Carter and Black earned the right to receive 2,767, 2,651, 355 and 355 shares, respectively, in accordance with the Directors’ Deferred Compensation Stock Plan, following their termination of services to the Board of Directors.  In January 2005, Emisphere issued 1,957 shares of Common Stock to Dr. Greene (who resigned in 2004).

          Our Stock Option Plan for Outside Directors was amended and restated as of April 1, 2004 and renamed the Stock Incentive Plan for Outside Directors (the “Director Stock Plan”).  Prior to April 1, 2004, the plan provided that each non-employee director received, upon appointment, a stock option to purchase 35,000 shares of the Common Stock (the “Initial Grant”). On the fifth anniversary of his appointment, and every three (3) years thereafter, each such director had the right to receive a stock option to purchase 21,000 shares of Common Stock (each, an “Additional Grant”).  All grants made under the Director Stock Plan prior to April 1, 2004 vest at the rate of 7,000 stock option shares per year.  In the event that the holder of an option ceases to serve as a director, all previously granted options may be exercised to the extent vested within six (6) months after termination of directorship (one (1) year if the termination is by reason of death), except that, from and after April 1, 2004 (unless otherwise provided in an option agreement), if a director becomes an “emeritus director” of the Company immediately following his Board service, including Dr. Greene, the vested options may be exercised for six (6) months after termination of service as an “emeritus director.”  All unvested options expire upon termination of Board service.  As of December 31, 2004, there are 328,380 shares available for future grants under the Director Stock Plan.

          Commencing April 1, 2004, the following changes became effective with respect to the compensation of the non-employee members of the Board of Directors:

•

Under the Director Stock Plan each non-employee director receives, on the date of each regular annual stockholders’ meeting and in lieu of the Initial Grant and the Additional Grants, a stock option to purchase 7,000 shares of the Common Stock.  The stock options vest on the six (6) month anniversary of the grant date provided the director continuously serves as a director from the grant date through such vesting date.  Notwithstanding the foregoing, any director who holds any unvested stock options pursuant to an Initial Grant or Additional Grant is ineligible to receive any stock options described in this paragraph unless and until all such options vest.  All other terms of the stock options described above apply to these stock options.

•

In recognition of the roles and responsibilities of the Board of Directors and current market data, the Board of Directors’ compensation includes an annual board retainer of $20,000, half of which is payable in cash and the balance is payable in shares of restricted stock granted under the Director Stock Plan on the date of each regular annual stockholders’ meeting, provided the director is an eligible director on that date.  The number of shares of restricted stock is determined by dividing the cash portion of the annual board retainer by the closing price of the Common Stock on the grant date.  The shares of restricted stock vest and are issued six months after the grant date provided the director continuously serves as a director from the grant date through such vesting date.

•	Board meeting fees of $1,000 per meeting have been discontinued.

•	Additional committee and chairperson fees are paid as follows:
	o	$3,000 annual committee retainer paid quarterly;
	o	$1,000 per committee meeting fee, but only if the meeting exceeds 15 minutes and is not held on the same day as a board meeting; and
	o	An additional $500 payable to the chairperson of each committee for each committee meeting, but only if the meeting exceeds 15 minutes and is not held on the same day as the board meeting.

          The table below summarizes the options granted to our outside directors through February 28, 2005.

Non-employee directors	Date of Grant	Number of Shares (1)		Exercise Price

Howard M. Pack.	4/29/92	70,000	(2)(3)	$13.000
	4/28/97	21,000		$13.750
	4/28/00	21,000		$41.060
	5/10/02	35,000		$13.000
	4/28/03	21,000		$2.890
Robert J. Levenson.	9/11/98	35,000		$6.125
	9/11/03	21,000		$5.780
Arthur Dubroff	9/12/03	35,000		$6.190
Stephen K. Carter.	12/11/03	35,000		$5.750
Michael E. Black.	12/11/03	35,000		$5.750

(1)	Unless indicated otherwise, all options referenced in this table were granted under the 1997 Directors’ Option Plan, as currently in effect.

(2)	Options granted prior to January 29, 1997.

(3)

35,000 options granted on April 29, 1992 that were not exercised, expired on April 29, 2002.  New grants were issued on May 10, 2002 for the same number of shares and at the same strike price as the expired options.

SECURITIES AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY PLANS

          The following table provides information as of December 31, 2004 about the Common Stock that may be issued upon the exercise of options granted to employees, consultants or members of our Board of Directors under all of our existing equity compensation plans, including the 1991 Stock Option Plan, 1995 Stock Option Plan, 2000 Stock Option Plans, the 2002 Broad Based Plan, (collectively “the Plans” ) the 1997 Directors’ Option Plan, and the 1994 Qualified and Non-Qualified Employee Stock Purchase Plans.

Plan Category	(a) Number of Securities to be issued upon Exercise of Outstanding Options	(b) Weighted Average Exercise Price of Outstanding Options	(c) Number of Securities remaining available for future Issuance under Equity Compensation Plans (excluding Securities reflected in Column (a))

Equity Compensation Plans Approved by Security Holders
The Plans	4,870,976	$15.47	1,045,556
1997 Directors Option Plan	352,000	$10.07	328,380
1994 Qualified and Non-qualified ESPP	-	-	372,632

Equity Compensation Plans not approved by Security Holders	322,279	$8.83	-

Total	5,545,255	$14.74	1,746,568

VOTING SECURITIES AND PRINCIPAL HOLDERS

          As the close of business on the Record Date, there were approximately 19,445,122 shares of Common Stock outstanding and entitled to vote.  The presence, either in person or by proxy, of persons entitled to vote a majority of our outstanding Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting.  Abstentions and broker non-votes are counted for purposes of determining a quorum.  Abstentions are counted as if they were “no” votes in tabulations of the votes cast, whereas broker non-votes, are not considered as having voted for the purposes of determining the outcome of a vote.  Holders of Common Stock have one vote for each share on any matter that may be presented for consideration and action by the stockholders as the Annual Meeting.

COMMON STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

          The following table sets forth certain information, as of February 28, 2005, regarding the beneficial ownership of the Common Stock by (i) each director, including the Director Nominees; (ii) each Executive Officer; and (iii) all of our directors and Executive Officers as a group. The number of shares beneficially owned by each director or Executive Officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power (which includes power to vote, or direct the voting of, such security) or investment power (which includes power to dispose of, or direct the disposition of, such security) as well as any shares which the individual has the right to acquire as of sixty (60) days after February 28, 2005.  Unless otherwise indicated, all persons named as beneficial owners of Common Stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned.

Name and Address (e)	Common Shares Beneficially Owned (a)		Common Shares Underlying Options (b)	Percent Of Class (i)

Michael M. Goldberg, M.D.	2,339,874	(c)	2,292,315	10.95%
Howard M. Pack (f)	187,978	(g)	91,000	*
Robert J. Levenson (f)	54,075	(d)	42,000	*
Arthur Dubroff	8,924		7,000	*
Stephen K. Carter, M.D (f)	9,279		7,000	*
Michael E. Black (f)	9,279		7,000	*
Lewis H. Bender	292,387		276,317	1.50%
Shepard M. Goldberg (h)	182,895		174,000	*
Steven M. Dinh	198,025		182,000	*
Elliot M. Maza	24,716		20,000	*

All directors and executive officers as a group	3,307,432		3,098,632	14.92%

*	Less than 1%

a)

The number of shares set forth for each director and Executive Officer consists of direct and indirect ownership of shares, including stock options that are currently exercisable or exercisable within 60 days of February 28, 2005, deferred common share units and restricted stock.

b)

The number of shares set forth for each director and Executive Officer consists of stock options that are currently exercisable and stock options that will be exercisable within 60 days of February 28, 2005 and are included in the number of shares set forth under the column “Total Shares Owned”.

c)

Does not include 130,000 shares with respect to which Dr. Goldberg has transferred options to members of his family and with respect to which Dr. Goldberg disclaims beneficial interest.  Dr. Goldberg does not have voting nor investment power as to these shares underlying options.

d)

Includes 500 shares held by the Robert J. Levenson Foundation, with respect to which shares Mr. Levenson disclaims beneficial ownership.  Also includes 4,000 shares in the Robert J. Levenson pension plan trust and 3,000 shares in an IRA account.

e)

Unless otherwise specified, the address of each beneficial owner is c/o Emisphere Technologies, Inc., 765 Old Saw Mill River Road, Tarrytown, New York 10591.  Directors and officers are listed in the table based on length of association with the Company.

f)

A number of stock units have been credited as of January 1, 2004 to the account of each non-employee director participating in the Company’s Directors Deferred Compensation Stock Plan. These units are payable solely in shares of Company Common Stock following termination of service.  Messrs. Pack, Levenson, Black and Carter have accumulated 2,767, 2,651, 355, and 355 shares, respectively, in their account and have no voting or investment power as to those shares.

	g)	Includes 92,287 shares personally owned by Howard Pack over which he holds the power to vote.

	h)	Includes 500 shares in the Lauren Goldberg trust fund and 500 shares in the Justin Goldberg trust fund.

i)

In determining the number and percentage of shares beneficially owned by each director and Executive Officer, shares that may be acquired by such person pursuant to options currently exercisable or exercisable within 60 days of February 28, 2005 are deemed to be outstanding for the purpose of determining the total number of outstanding Common Stock owned by a director or Executive Officer individually and by all directors and Executive Officers as a group.  However, these shares are not deemed to be outstanding for the purpose of computing the individual ownership percentage of any other person.

Principal Holders of Common Stock

The following table sets forth information regarding beneficial owners, other than our CEO, of more than five (5%) percent of the outstanding shares of Common Stock as of March 28, 2005:

Name and Address	Number of Shares Beneficially Owned	Percent Of Class

Versant Capital Management (1) 45 Rockefeller Plaza, Suite 2074 New York, NY 10111	1,800,000	9.3%

(1)	Based on Schedule 13G/A filed on July 12, 2004 for the period ended December 31, 2003; no additional 13 G filings have been made.

We are not aware of any change in the ownership of more than five percent (5%) holders as of March 28, 2005.

Compensation Committee Report on Executive Compensation

          The Report of the Compensation Committee of the Board of Directors and the subsequent Performance Graph shall not be referenced by any general statement in this Proxy Statement, nor in any filing under the Securities Act of 1933, as amended, or any filing under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and this information is not otherwise deemed to be filed under either the Securities Act or the Securities Exchange Act.

          Our executive compensation program is administered by the compensation committee of the board. The compensation committee, which is composed of non-employee directors, is responsible for reviewing with Company management and approving compensation policy and all forms of compensation for executive officers and directors in light of the Company’s current business environment and the Company’s strategic objectives. In addition, the compensation committee acts as the administrator of the Company’s stock option plans.  The compensation committee’s practices include reviewing and establishing executive officers’ compensation to ensure that base pay and incentive compensation are competitive to attract and retain qualified executive officers, and to provide incentive systems reflecting both financial and operating performance, as well as an alignment with stockholder interests. These policies are based on the principle that total compensation should serve to attract and retain those executives critical to the overall success of Emisphere and should reward executives for their contributions to the enhancement of stockholder value.

          The key elements of the executive compensation package are base salary (as determined by the competitive market and individual performance), the Executive Incentive Plan (which provides for annual incentive bonuses), the executive long term disability plan and other health & welfare benefits applicable to all employees, long-term incentive compensation in the form of participation in the Company’s 1994 Qualified and Non-Qualified Employee Stock Purchase Plans, and annual stock option grants. In general, the compensation committee has adopted the practice that compensation for executive officers should be competitive with market data reflected within the 50th-75th percentile of biotechnology companies for corresponding senior executive positions. The compensation committee utilizes stock options as a substantial portion of executive compensation in order to further align the interests of executives with those of Emisphere’s stockholders. The compensation committee’s policy with respect to stock options granted to executives is that grant prices should be equal to the fair market value of the Common Stock on the date of grant, that employee stock options should vest over a five-year period and expire in ten years from date of grant, and that options previously granted at exercise prices higher than the current fair market value should not be repriced.  Individual performance is measured against long term strategic goals, short term business goals, new business development, development of employees, fostering of teamwork and other Emisphere values.

          In determining the compensation for each executive officer, the compensation committee generally considers (i) data from outside studies and proxy materials regarding compensation of executive officers at comparable companies, (ii) the input of other directors and the chief executive officer regarding individual performance of each Executive Officer and (iii) qualitative measures of Emisphere’s performance, such as progress in the development of the Company’s technology, the engagement of corporate partners for the commercial development and marketing of products, effective corporate governance, fiscal responsibility, the success of Emisphere in raising funds necessary to conduct research and development, and the pace at which the Company continues to advance its technologies in various clinical trials. The compensation committee’s consideration of these factors is subjective and informal.

          The 2004 salary of our Chief Executive Officer, Michael M. Goldberg, M.D., in the amount of $523,928, was set in accordance with the terms of his employment agreement.  See the caption ““Employment Agreement” for a discussion of Dr. Goldberg’s compensation arrangements under his employment agreement.

Members of the Compensation Committee:
Robert J. Levenson (Chairman)
Michael E. Black
Stephen K. Carter, MD
Howard M. Pack

Comparative Stock Performance Graph

          The graph and table below compare the cumulative total stockholder return on Emisphere’s Common Stock with the cumulative total stockholder return of (i) the NASDAQ Stock Market (U.S.) Index and (ii) the NASDAQ Pharmaceutical Index, assuming an investment of $100 on December 31, 1999 in each of the Company’s Common Stock, the stocks comprising the NASDAQ Market Index and the stocks comprising the NASDAQ Pharmaceutical Index.

Measurement Date	Emisphere	NASDAQ Market	NASDAQ Pharm.

12/31/99	100	100	100

12/31/00	83	60	124

12/31/01	106	48	106

12/31/02	12	33	68

12/31/03	18	49	101

12/31/04	13	54	107

EXECUTIVE COMPENSATION

          The following table sets forth information regarding the aggregate compensation Emisphere paid during 2004, 2003 and 2002 to our Chief Executive Officer and each of our other Executive Officers whose total compensation exceeded $100,000:

SUMMARY COMPENSATION TABLE

	Annual Compensation							Long Term
								Compensation
Name and Principal Position	Year	Salary		Bonus		Other Annual Compensation		Securities underlying Options	All Other Compensation (6)

Michael M. Goldberg, M.D.	2004	510,620		-		13,696	(5)	-	58,200
Chairman and Chief Executive	2003	506,861	(1)	-		29,394	(5)	-	49,468
Officer	2002	449,521		200,000		55,604	(5)	622,315	49,453

Lewis H. Bender	2004	292,792		-		-		-	8,200
Senior Vice President of	2003	290,472	(2)	-		-		30,000	8,000
Business Development	2002	302,502	(2)	75,000		-		30,000	8,000

Shepard M. Goldberg	2004	269,085	(3)	-		-		-	8,200
Senior Vice President,	2003	269,773	(3)	-		-		30,000	8,000
Operations	2002	254,770	(3)	84,000		-		30,000	8,000

Steve M. Dinh	2004	261,499		-		-		-	8,200
Vice President of Research	2003	258,451	(4)	-		-		30,000	8,000
Technology and Development	2002	270,542	(4)	67,500		-		25,000	8,000

Elliot M. Maza	2004	260,394	(7)	25,000	(8)	-		-	-
Chief Financial Officer	2003	22,115		25,000	(8)	-		100,000	-

(1)	Includes payment of $26,615 in 2003 for previously accrued vacation.

(2)	Include payments of $5,460 and $22,418 and in 2003 and 2002 respectively, for previously accrued vacation.

(3)	Include payments of $5,095, $12,798 and $4,644 in 2004, 2003 and 2002 respectively, for previously accrued vacation.

(4)	Include payments of $3,901 and $21,131 in 2003 and 2002 respectively, for previously accrued vacation.

(5)	Includes other perquisites (preparation of tax returns, personal usage of company car) required to be disclosed.

(6)

Other compensation consists of matching contributions that were made under a defined contribution plan available to substantially all employees plus any split life insurance payments (not included in the Compensation column).

(7)	Includes payment of $8,471 for previously accrued vacation.

(8)	Represents sign on bonus.

STOCK OPTION GRANTS DURING THE FISCAL YEAR ENDED DECEMBER 31, 2004

                    There were no stock options granted to executives in 2004.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

          The following table sets forth information as to the exercises of options during year 2004, and the number and value of unexercised options held by the Executive Officers named above as of December 31, 2004:

	Exercises		Number of Shares Underlying Unexercised Options at December 31, 2004			Value of Unexercised In-the-Money Options at December 31, 2004

Name	Number of Shares Acquired (2)	Value Realized	Exercisable		Un-Exercisable	Exercisable	Un-Exercisable

Michael M. Goldberg	-	-	2,132,315	(1)	260,000	18,240	27,360

Lewis H. Bender	-	-	258,317		84,000	33,141	38,040

Shepard M. Goldberg	-	-	162,000		63,000	15,060	38,040

Steven Dinh	-	-	172,000		53,000	13,580	35,820

Elliot M. Maza	-	-	20,000		80,000	-	-

(1)	Includes 130,000 shares with respect to which Dr. Goldberg has transferred options to members of his family and with respect to which Dr. Goldberg disclaims beneficial interest.

(2)	Does not include shares acquired under our 1994 Qualified ESPP or 1994 Non-Qualified ESPP.

TRANSACTIONS WITH EXECUTIVE OFFICERS AND DIRECTORS

Employment Agreement

          In July 2000, we entered into an employment agreement with Michael M. Goldberg, M.D.  This agreement was amended in January 2005, such amendment being effective December 15, 2004.  Pursuant to the agreement, Dr. Goldberg is to serve as Chairman and Chief Executive Officer of Emisphere at an annual salary of $523,928 in 2004. Also pursuant to the agreement, Dr. Goldberg was granted an option to purchase 800,000 shares of Common Stock.

          The employment agreement provides, among other things, that upon termination by Emisphere without Cause or by Dr. Goldberg for Good Reason prior to a Change in Control (as each capitalized term is defined in the agreement) we will make monthly severance payments for a period of 24 months, each equal to one month’s base salary and target bonus.  Dr. Goldberg will also receive a pro rata bonus for the year of termination and be entitled to continued health and life insurance coverage during the severance period (subject to cessation upon eligibility for such coverage from a subsequent employer).  In addition, all unvested stock options and restricted stock awards will immediately vest in full upon such termination.

          In the event Dr. Goldberg’s employment is terminated within two years following a Change in Control without Cause or for Good Reason (as each capitalized term defined in the agreement), Emisphere will make a lump sum severance payment equal to three times the amount of the base salary and target annual bonus payable under the agreement.  In addition, upon such termination Dr. Goldberg will be treated as described in the immediately preceding paragraph except that the health and life benefits will continue for up to thirty-six months.

          Dr. Goldberg’s employment agreement, as amended, permits annual renewals for successive one year terms unless at least 90 days prior to the expiration of the original term or any renewal term, the board or Dr. Goldberg notifies the other party in writing that they are electing to terminate the employment agreement at the expiration of the current term, July 31, 2005.

Other Agreements

          Dr. Goldberg’s employment agreement provides that he is entitled to have the Company pay premiums of up to $50,000 per year for his life insurance.  The Company previously obtained a $3.2 million face amount, $37,570 annual premium policy for Dr. Goldberg in accordance with that provision (a “collateral assignment” split-dollar life insurance policy owned by Dr. Goldberg), and in November 2004 converted that policy to an “endorsement” split-dollar life insurance policy owned by the Company.  The policy is owned by the Company (with the beneficiary selected by Dr. Goldberg in the event of his death prior to a termination of service) and is governed by a revised split-dollar agreement that entitles Dr. Goldberg to elect to have the policy rolled out to him following a termination of employment for any reason other than cause or death, provided that he pays to the Company in full the aggregate premiums it has paid on the policy.

          In July 2000, Emisphere extended a loan to Dr. Goldberg in the amount of approximately $1.5 million pursuant to a secured promissory note bearing interest, payable monthly at a variable rate based upon LIBOR plus 1.0% (3.4% at December 31, 2004 and 2.1% at December 31, 2003).  The proceeds of the loan were used to pay the exercise price and income taxes resulting from Dr. Goldberg’s exercise of stock options immediately prior to their expiration on December 31, 2001. The loan is collateralized by the stock issued upon exercise of the stock options.  The principal is due the earlier of July 31, 2005 or upon the sale of stock held as collateral.  Since extending the loan, interest has been accrued rather than paid, and the outstanding indebtedness under the loan as of March 31, 2005 was approximately $2,025,318.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules of the Securities and Exchange Commission (the “SEC”) require our directors, Executive Officers and persons who own more than 10% of Common Stock to file reports of their ownership and changes in ownership of Common Stock with the SEC. Our employees generally prepare these reports on the basis of information obtained from each director and Executive Officer. Based on written representations of the Company’s directors and Executive Officers and on confirmation that no Form 5 was required to be filed, we believe that all reports required by Section 16(a) of the Exchange Act to be filed by its directors, Executive Officers and greater than ten (10%) percent owners during the last fiscal year, were filed on time.

PROPOSAL 1:  ELECTION OF DIRECTORS

(Item #1 on the Proxy Card)

          Our Board of Directors is currently comprised of six (6) members and is divided into three classes with staggered terms so that the term of one class expires at each annual meeting of stockholders. Our Class III directors whose term is expiring, have been nominated by the Board of Directors for election at the Annual Meeting for a term expiring at the third succeeding annual meeting of stockholders after their election and until their successors are duly elected and qualified. At the recommendation of our governance and nominating committee, Dr. Michael M. Goldberg and Mr. Robert J. Levenson have been nominated for re-election. The proxies given pursuant to this solicitation will be voted, unless authority is withheld, in favor of the Director Nominees.  All of the Director Nominees have consented to be named and, if elected, to serve.  In the event that any of the Director Nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies may be voted in the discretion of the persons acting pursuant to the proxy for the election of other nominees.  Proxies cannot be voted for a greater number of persons than the number of nominees named.

Voting

          The nominees receiving a plurality of the votes cast at the Annual Meeting will be elected as directors.

          The Board of Directors deems the re-election of Dr. Michael M. Goldberg and Mr. Robert J. Levenson, as directors for a term expiring at the third succeeding annual meeting of stockholders after their election (Class III Directors), to be in the best interest of Emisphere and its stockholders and recommends a vote “FOR” their election.

Information Concerning Director Nominees, Continuing Directors and Executive Officers

          Information regarding the Director Nominees, those directors serving unexpired terms, and our current Executive Officers including their respective ages, the year in which each first joined the Company and their principal occupations or employment during the past five years, is provided below:

Name	Age	Year Joined Emisphere	Position with the Company

Michael M. Goldberg, M.D.	46	1990	Chairman of the Board of Directors and Chief Executive Officer
Howard M. Pack	86	1986	Director
Robert J. Levenson	63	1998	Director
Arthur Dubroff	54	2003	Director
Stephen K. Carter, M.D.	67	2003	Director
Michael E. Black	58	2003	Director
Lewis H. Bender	46	1993	Senior Vice President, Business Development
Shepard M. Goldberg	49	1998	Senior Vice President, Operations
Steven M. Dinh, Sc.D.	49	1999	Vice President, Research and Technology Development
Elliot M. Maza, J.D., C.P.A.	49	2003	Chief Financial Officer

          Michael M. Goldberg, M.D. has served as Chairman of the Board of Directors of the Company since November 1991 and as Chief Executive Officer and a director since August 1990. In addition, Dr. Goldberg served as President from August 1990 to October 1995. Dr. Goldberg received a B.S. from Rensselaer Polytechnic Institute, an M.D. from Albany Medical College of Union University in 1982 and an M.B.A. from Columbia University Graduate School of Business in 1985. Under the terms of our employment agreement with him, Dr. Goldberg is to serve as our Chairman and Chief Executive Officer through July 31, 2005 and is to be nominated to serve as a member of the Board of Directors. He is the first cousin of Shepard M. Goldberg, Emisphere’s Senior Vice President of Operations.

          Howard M. Pack has served as a director of the Company since our inception in 1986. He was Executive Vice President of Finance of Emisphere until he retired in October 1988.

          Robert J. Levenson has been a director of the Company since 1998. Since June 2000, he has been a managing member of Lenox Capital Group, LLC. Prior to that time, he served as Executive Vice President of First Data Corporation and a member of its Board of Directors. Before that he was Senior Executive Vice President and Chief Operating Officer of Medco Containment Services, Inc. and a member of its Board of Directors and Group President of Automatic Data Processing, Inc. and a member of its Board of Directors.

          Arthur Dubroff has been a director of the Company since 2003.  Mr. Dubroff is currently the Chief Financial Officer of Net2Phone, Inc. and was previously the Managing Principal of Turnberry Consulting, LLC. He has previously served as the Chief Financial Officer of Virtual Communities, Inc., and prior to that time was the Chief Financial Officer of Enhance Financial Services Group, Inc. Mr. Dubroff currently serves as the audit committee Financial Expert of Kobren Insight Funds, a Massachusetts-based investment company.

          Stephen K. Carter, M.D. has been a director of the Company since 2003.  From 1996-2000, Dr. Carter was the Senior Vice President of Clinical and Regulatory Affairs at Sugen, Inc. From 1995-1996, Dr. Carter served as a Senior Vice President of Research and Development at Boehringer Ingelheim Pharmaceuticals, Inc.; from 1990-1995, Dr. Carter served as Senior Vice President of Worldwide Clinical Research and Development at Bristol-Myers Squibb. Co. Dr. Carter currently serves on the Board of Directors of Cytogen, Alfacell Corporation, Tapestry, Callisto, Vion and Celator.

          Michael E. Black has been a director of the Company since 2003. He is currently the Associate Vice Chancellor/Associate Dean for Administration and Finance and Chief Financial Officer of the School of Medicine at Washington University in St. Louis and from 1998 until 2004, he served as Vice Dean for Administration and Finance at the University of Pennsylvania School of Medicine.

          Lewis H. Bender joined Emisphere in 1993. He became Senior Vice President of Business Development in April 1997 and is currently serving an open-ended term. Previously he was a Vice President of Business Development. Mr. Bender received a B.S. and an M.S. in chemical engineering from the Massachusetts Institute of Technology, an M.A. in international studies from the University of Pennsylvania and an M.B.A. from the Wharton School of the University of Pennsylvania.

          Shepard M. Goldberg joined the Company in 1998.  He became Senior Vice President, Operations in 2001 and is currently serving an open-ended term.  Mr. Goldberg also previously served as our Vice President of Operations.  Previously, he was President and owner of two regional distribution businesses. He received a B.S. in electrical engineering from Polytechnic Institute of New York and an M.B.A. from Adelphi University.  He is the first cousin of Michael M. Goldberg, M.D., Emisphere’s Chairman and Chief Executive Officer.

          Steven M. Dinh, Sc.D. joined the Company in April 1999 and is the Vice President of Research Technology and Development and is currently serving an open-ended term.  He was previously Vice President and Chief Scientific Officer with Lavipharm Pharmaceuticals, Inc. Before joining us he held various research positions in transdermal product development and basic pharmaceutics research with Novartis Pharmaceuticals Corp., CIBA-Geigy Corporation and with E. I. DuPont de Nemours & Co. Dr. Dinh holds a Sc.D. in Chemical Engineering from the Massachusetts Institute of Technology.

          Elliot M. Maza, J.D., C.P.A. joined the Company in December 2003 as Chief Financial Officer and is currently serving an open-ended term. He was previously a partner at Ernst and Young LLP. Prior to that time, Mr. Maza served as a Vice President at Goldman Sachs, Inc. Mr. Maza also previously practiced law at Sullivan and Cromwell. Mr. Maza received his J.D. degree from the University of Pennsylvania Law School in 1985 and his C.P.A. from the State of New Jersey in 1981.

AUDIT COMMITTEE MATTERS

Audit Committee Report

          The audit committee operates under a written charter adopted by the Board of Directors. The audit committee has reviewed the relevant standards of the Sarbanes-Oxley Act of 2002, the revised rules of the SEC, and the new corporate governance listing standards of the NASDAQ regarding committee policies. The Board of Directors adopted an amendment to the audit committee’s charter on February 5, 2004 to implement these new rules and standards. The committee intends to further amend its charter, if necessary, as the applicable rules and standards evolve to reflect any additional requirements or changes. You can access the latest charter at www.emisphere.com.  The contents of our website are not incorporated herein by reference and the website address provided in this Proxy Statement is intended to be an inactive textual reference only.

          The audit committee is currently comprised of Arthur Dubroff (chairman), Michael E. Black, and Robert J. Levenson.  All of the members of the audit committee are independent within the meaning of Rule 4200 of the NASD.  The Board of Directors has determined that Arthur Dubroff, the chairman of the audit committee, is an “audit committee financial expert,” within the meaning of Item 401(h) of Regulation S-K.

          Management has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal control over financial reporting.  PwC, the Company’s independent registered public accountants, audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries in conformity with accounting principles generally accepted in the United States, and discuss with management any issues that they believe should be raised with management.  PwC’s ultimate accountability is to the Board of Directors of the company and the audit committee, as representatives of the Company’s stockholders.

          The audit committee meets with management periodically to consider the adequacy of the Company’s internal control over financial reporting and the objectivity of its financial reporting.  The audit committee discusses these matters with the appropriate Company financial personnel. In addition, the audit committee has discussions with management concerning the process used to support certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act to accompany the Company’s periodic filings with the SEC.

          On an as needed basis, the audit committee meets privately with PwC.  The audit committee also appoints the independent registered public accounting firm, approves in advance their engagements to perform audit and any non-audit services and the fee for such services, and periodically reviews their performance and independence from management.  In addition, when appropriate, the audit committee discusses with PwC plans for the audit partner rotation required by the Sarbanes-Oxley Act.

          Pursuant to its charter, the Board of Directors appoints at least three directors (who meet the independence and experience requirements of the NASDAQ Stock Market, Inc. rules and regulations, as they may be amended from time to time) to the audit committee to assist the board in, among other things, monitoring and reviewing (i) our financial statements, (ii) our compliance with legal and regulatory requirements and (iii) the independence, performance and oversight of our independent registered public accounting firm. Each of the Committee’s members satisfies the definition of an independent director as established by the NASDAQ corporate governance listing standards. During the year, in accordance with Section 407 of the Sarbanes-Oxley Act, the Company designated Arthur Dubroff as the audit committee’s Financial Expert. Under the Charter, the audit committee is required to make regular reports to the board.

          During the 2004 Fiscal Year, the audit committee of the Board of Directors reviewed and assessed:

•

the quality and integrity of the annual audited financial statements with management, including issues relating to accounting and auditing principles and practices, as well as the adequacy of internal controls, and compliance with regulatory and legal requirements;

•	the qualifications and independence of the independent registered public accounting firm; and

•

management’s, as well as the independent auditor’s, analysis regarding financial reporting issues and judgments made in connection with the preparation of our financial statements, including those prepared quarterly and annually, prior to filing our quarterly report on Form 10-Q and annual report on Form 10-K.

          The audit committee has reviewed the audited financial statements provided by PwC and has discussed them with both management and the independent registered public accounting firm.  The audit committee has also discussed with management and PwC those matters requiring discussion by the Codification of Statements of Auditing Standards, AU § 380 (“SAS 61”) as currently in effect, including the independence of PwC.  Additionally, the audit committee reviewed the written disclosures and the letter from PwC required by the Independence Standards board Standard No.1 (Independence Discussions with Audit Committees), as currently in effect.  The audit committee also received reports from PwC regarding all critical accounting policies and practices used by the Company, any alternative treatments of financial information used, generally accepted accounting principles that have been discussed with management, ramifications of the use of alternative treatments and the treatment preferred by PwC and other material written communications between PwC and management, including management letters and schedules of adjusted differences.

          In making its recommendation to ratify the appointment of PwC as Emisphere’s independent registered public accounting firm for 2005, the audit committee has considered whether the non-audit services provided by PwC are compatible with maintaining the independence of PwC.

          Based upon the review and discussions referenced above, the audit committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2004, and be filed with the SEC.

The Members of the Audit Committee
Arthur Dubroff (Chairman)
Michael E. Black
Robert J. Levenson

PROPOSAL 2:  AMENDMENT TO CERTIFICATE OF INCORPORATION
(Item #2 on the Proxy Card)

          On April 7, 2005, the Board of Directors unanimously approved an amendment to our Certificate of Incorporation, as amended, that would increase the number of authorized shares of stock from 40,000,000 to 50,000,000 and directed the submission of the amendment for approval at the Annual Meeting.

          As of the Record Date, 19,445,122 shares of Common Stock were issued and outstanding.  A certain number of shares have been reserved under our various option plans; specifically, 2,500,000 shares were reserved for issuance under the 1991 Stock Option Plan, 2,550,000 shares were reserved for issuance under the 1995 Stock Option Plan, 2,319,500 shares were reserved for issuance under the 2000 Stock Option Plan, 160,000 shares were reserved for issuance under the 2002 Broad Based Plan, 725,000 shares were reserved for issuance under the 1997 Directors’ Option Plan, 1,200,000 shares were reserved for issuance under the 1994 Qualified Employee Stock Purchase Plan and 200,000 shares were reserved for issuance under the 1994 Non-Qualified Employee Stock Purchase Plan.  In addition, 600,000 shares were reserved for issuance pursuant to a warrant dated March 31, 2005 and issued to Elan International Services, Ltd., 250,000 shares were reserved for issuance pursuant to a warrant dated December 27, 2004 and issued to Kingsbridge Capital Limited, 187,500 shares were reserved for issuance pursuant to a warrant dated March 31, 2005 and issued to NR Securities LTD, 375,000 shares were reserved for issuance pursuant to a warrant dated March 31, 2005 and issued to Atticus European Fund LTD, 114,114 shares were reserved for issuance pursuant to a warrant dated March 31, 2005 and issued to MHR Capital Partners (100) LP, and 823,387 shares were reserved for issuance pursuant to a warrant dated March 31, 2005 and issued to MHR Capital Partners LP.

          The Board of Directors considers the proposed increase in the number of authorized shares of Common Stock desirable because it would give the Board of Directors the flexibility to issue Common Stock, if it determined to do so, in connection with stock dividends and splits, future acquisitions, financings, employee benefits and other appropriate corporate purposes without the delay and expense that could arise if there were insufficient authorized shares for a proposed issuance, thereby requiring stockholder approval and a special stockholders’ meeting before such issuance could proceed.

          Except pursuant to the plans and outstanding warrants described above, the potential issuance of shares upon the conversion of the $10 million Convertible Promissory Note held by Novartis Pharma AG, and the potential issuance of shares upon a drawdown by Emisphere under its Common Stock Purchase Agreement with Kingsbridge Capital Limited dated December 27, 2004, there are no present plans, agreements or understandings for the issuance of additional shares of Common Stock as of the date of this Proxy Statement; however, we review and evaluate potential acquisitions and other corporate actions on an on-going basis to determine if such actions would be in our best interest and in the best interest of our stockholders.  Depending on the nature and size of any future issuance of Common Stock, further stockholder authorization may be required under Delaware law or the rules of the Nasdaq Stock Market or any stock exchange on which the Common Stock may then be listed.

          If the proposed amendment to our Certificate of Incorporation is approved by our stockholders, it would become effective upon the filing of a Certificate of Amendment with the Delaware Secretary of State, which filing would occur promptly after the Annual Meeting.

Voting

          The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will be required to approve this Amendment.  Abstentions are not affirmative votes and, therefore, shall have the same effect as votes against the proposal.

     The board of directors deems the amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 40,000,000 to 50,000,000 to be in the best interest of Emisphere and its stockholders and recommends a vote “FOR” this proposal.

PROPOSAL 3:  APPROVE AND RATIFY AN AMENDMENT TO THE 1994
QUALIFIED ESPP
(Item # 3 on the Proxy Card)

          Emisphere’s Board of Directors has determined that additional shares of the Common Stock should be made available for grants of stock options to Emisphere’s employees, who will be responsible for the Company’s profitability and long-term future growth. Accordingly, in April 7, 2005, the Board of Directors adopted an amendment to the 1994 Qualified ESPP authorizing an increase in the maximum number of shares of Common Stock available for the grant of options under it by 300,000 shares.

Voting

          The affirmative vote of holders of a majority of the shares present in person or by proxy is required for the amendment to the 1994 Qualified ESPP.

     The Board of Directors deems the approval and ratification of the amendment to the 1994 Qualified ESPP to be in the best interest of Emisphere and its stockholders and recommends that holders of the Common Stock vote FOR Proposal 3.

          The reserve for this plan is almost depleted. If the amendment to the 1994 Qualified ESPP is not approved by the stockholders, the options granted under this plan will not be eligible to qualify as “incentive stock options” as defined in sections 421 and 423 of the Internal Revenue Code as described below.

The Qualified ESPP

          Purpose.   The purpose of the 1994 Qualified ESPP is to foster the ability to attract, retain and motivate those individuals who will be largely responsible for the profitability and long-term future growth of Emisphere.

          Eligibility.   Under the 1994 Qualified ESPP, eligible participants are all employees of Emisphere. Notwithstanding the foregoing, (i) no employee shall be granted an option under the 1994 Qualified ESPP if such employee immediately after the option is granted, would own stock which possesses 5% or more of the combined voting power and (ii) no employee shall be granted an option which permits his or her rights to purchase stock under the 1994 Qualified ESPP to accrue at a rate which exceeds $6,250 based on the fair market value of such stock (determined as of the time the option is granted) for each fiscal quarter in which it is outstanding at any time.

          Grants under the Plan.  The 1994 Qualified ESPP provides for the grant to qualified employees of options to purchase shares of the Common Stock at an exercise price per share equal to the lesser of the fair market value on the date of grant, or eighty-five percent (85%) of the fair market value on the date of exercise.

          Administration.  The 1994 Qualified ESPP is administered by the Compensation Committee of the Board of Directors, each member of which is intended to be a “Non-Employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and an “Outside Director” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”), to the extent that Rule 16b-3 under the Exchange Act and Section 162(m) of the Code are applicable. The members of the compensation committee may be changed at any time and from time to time at the discretion of the Board of Directors.

          Subject to the provisions of the 1994 Qualified ESPP, the Compensation Committee has the authority and discretion to interpret the provisions of the 1994 Qualified ESPP and to take such other action as may be necessary or desirable in order to carry out the provisions of the 1994 Qualified ESPP.

          Maximum Shares to be issued.   As a result of the amendment to the plan made by the Board of Directors increasing the number of shares available for issuance under the 1994 Qualified ESPP by 300,000 shares, the maximum number of shares that may be issued pursuant to the grant of options under the 1994 Qualified ESPP is 1,500,000 in the aggregate (subject to anti-dilution adjustments). If a stock option granted under the 1994 Qualified ESPP expires or terminates prior to exercise, the shares subject thereto will thereafter be available for further option grants.

          Terms of Stock Option Grants.  The Compensation Committee specifies the terms and conditions of stock options granted under the 1994 Qualified ESPP, including, without limitation, the number of shares covered by each option, the exercise price, the option period, and any vesting restrictions with respect to the exercise of the option. All options under the 1994 Qualified ESPP will have an option exercise period of not more than six months following the date of grant and an exercise price per share as the lesser of the fair market value of the Common Stock on the date of grant or 85% of the fair market value of the Common Stock on the date on which the option is exercised.

          Restrictions on Transfer.  Options under the 1994 Qualified ESPP may not be transferred by an optionee other than by will or by the laws of descent and distribution and may be exercised during the optionee’s lifetime only by the optionee.

          Federal Income Tax Consequences.  The 1994 Qualified ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code. If the stockholders approve this proposal, the 1994 Qualified ESPP and the right of optionees to make purchases under the 1994 Qualified ESPP should qualify under the provisions of Section 421 and 423 of the Code. Under these provisions, no income will be taxable to an optionee until the shares purchased under the 1994 Qualified ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the optionee will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the applicable grant date and more than one year from the date of transfer of the shares to the optionee, then the optionee generally will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the grant date. Any additional gain should be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the optionee will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on a sale or disposition will be long-term capital gain or loss, depending on the holding period. Emisphere is not entitled to a deduction for amounts taxed as ordinary income or capital gain to an optionee except to the extent ordinary income is recognized upon a sale or disposition of shares prior to the expiration of the holding period described above.

PROPOSAL 4:  RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
(Item #4 on the Proxy Card)

          The Board of Directors has selected PwC to serve as independent registered public accounting firm for the fiscal year ending December 31, 2005. PwC has served as Emisphere’s independent registered public accounting firm since November 1991.

Voting

          The affirmative vote of holders of a majority of the shares present in person or by proxy is required for the ratification of the appointment of PwC as Emisphere’s independent registered public accounting firm for 2005.

          The Board of Directors deems the ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm of Emisphere for 2005 to be in the best interest of Emisphere and its stockholders and recommends that holders of the Common Stock vote FOR Proposal 4.

          A representative of PwC is expected to be present at the meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.  If this selection is not ratified, the Board of Directors will reconsider its choice.

Audit Fees

The following table presents fees for professional audit services rendered by PricewaterhouseCooper LLP (“PwC”) for the audit of our annual financial statements for the years ended December 31, 2004 and December 31, 2003, and fees billed for other services rendered by PwC during the respective periods.

Types of Fees	2004	2003

Audit Fees (1)	$317,300	$206,500

Audit Related Fees (2)	—	—

Tax Fees (3)	28,000	26,250

All Other Fees (4)	104,500	—

(1)

Audit fees relate to professional services rendered in connection with the audit of our annual financial statements, quarterly review of financial statements included in our Forms 10-Q, and audit services provided in connection with other statutory and regulatory filings.

(2)	Audit-related fees include professional services related to the audit of our financial statements, consultation on accounting standards or transactions.

(3)	Tax fees are for professional services rendered for tax compliance, tax advice and tax planning.

(4)	All other fees are for services related to our employee benefit plans reporting, Sarbanes-Oxley Act section 404 compliance and our registration statements on Form S-3 and S-3/A.

          The audit committee has determined that the independent registered public accounting firm’s provision of non-audit services in 2004 is compatible with and does not impair the registered public accounting firm’s independence.  All decisions regarding selection of independent registered public accounting firms and approval of accounting services and fees are made by our audit committee in accordance with the provisions of the Sarbanes-Oxley Act of 2002 and related SEC rules.

          The audit committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm; these services may include audit services, audit related services, tax services and other services. The committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm, where pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services  and is subject to a specific budget. For each proposed service, the independent auditor is required to provide detailed communication at the time of approval. The committee may delegate pre-approval authority to one or more of its members, who must report same to the Committee members at the next meeting.  The audit committee, after discussion with PwC, agreed that any additional audit or tax service fees could be paid by us, subject to the pre-approval of the audit committee chairman

          As the close of business on the Record Date, there were approximately 19,445,122 shares of Common Stock outstanding and entitled to vote.  The presence, either in person or by proxy, of persons entitled to vote a majority of our outstanding Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting.  Abstentions and broker non-votes are counted for purposes of determining a quorum.  Abstentions are counted as if they were “no” votes in tabulations of the votes cast, whereas broker non-votes, are not considered as having voted for the purposes of determining the outcome of a vote.  Holders of Common Stock have one vote for each share on any matter that may be presented for consideration and action by the stockholders as the Annual Meeting.

PROPOSALS OF STOCKHOLDERS FOR 2006 ANNUAL MEETING

          Stockholders may submit proposals on matters appropriate for stockholder action at our annual stockholder meetings. In order to be considered for inclusion in next year’s proxy statement, stockholder proposals must be received by us at our principal executive office no later than December 12, 2005.

          For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at next year’s annual stockholder meeting (the “2006 Annual Meeting”), the stockholder must also give Emisphere written notice of the proposal.  Our By-Laws provide that in order to be timely, a stockholders’ notice must be received by Emisphere at the principal executive offices not less than 30 days or more than 60 days prior to the meeting.

          Notice of intention to present proposals at the 2006 Annual Meeting should be addressed to:  Secretary, Emisphere Technologies, Inc., 765 Old Saw Mill River Road, Tarrytown, New York 10591.

OTHER BUSINESS

          The Board of Directors knows of no other business to be acted upon at the meeting.  However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in their discretion.

          The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote.  Therefore, whether or not you intend to attend the meeting, please vote your shares by internet, by phone, or by signing the proxy and returning it in the enclosed envelope.

By order of the Board of Directors

/S/ Elliot M. Maza
Elliot M. Maza
Secretary

APPENDIX A
EMISPHERE TECHNOLOGIES, INC.
SHAREHOLDER AND OTHER COMMUNICATIONS TO THE BOARD

          1. Any communications directed to the Board of Directors, or specifically to any member of the Board, from anyone who alleges or reports fiscal improprieties or complaints about internal accounting controls or other accounting or auditing matters are immediately forwarded to the Chief Financial Officer and Corporate Secretary.  If the communication is significant or possibly material to the Company, then it is immediately presented to the Chairman of the Audit Committee, and after consultation, may be sent to the other members of the Audit Committee. The Chairman of the Audit Committee is responsible for appropriate action.

          2. All other communications directed to the Board of Directors or to any other member of the Board are initially reviewed by the Investor Relations Officer, and forwarded to the Emisphere’s Lead Independent Director.   The Lead Independent Director is advised promptly of any such communication that alleges misconduct on the part of Company management or raises legal, ethical or compliance concerns about Company policies or practices.

          3. Based on the Corporate Secretary’s review, other communications that raise issues related to the affairs of the Company, but do not fall within the two prior paragraphs, may be forwarded to the Lead Independent Director. The Investor Relations Officer will maintain a log of all such communications which will be available for review upon request of any member of the Board.

          4. Typically, we do not forward to our independent directors communications from our shareholders or other communications which are of a personal nature or not related to the duties and responsibilities of the Board, including:

•	Junk mail & mass mailings

•	New product suggestions

•	Resumes and other forms of job inquiries

•	Opinion surveys and polls

•	Business solicitations or advertisements

          These procedures have been approved by the independent members of the Board of Directors, who designate the Chief Financial Officer/Corporate Secretary/Investor Relations Officer as their agents for receipt of communications.

How to Contact our Board

          You can contact any of our Directors, by writing to them c/o Emisphere Technologies, Inc. 765 Old Saw Mill River Road, Tarrytown, NY 10591 USA. Employees and others who wish to contact the Board or any member of the Audit Committee to report any complaint or concern with respect to accounting, internal accounting controls or auditing matters, may do so anonymously by using the address above. You can also use our online submission forms to contact the Board and the Audit Committee.

ATTN: INVESTOR RELATIONS
765 OLD SAW MILL RIVER ROAD
TARRYTOWN, NEW YORK 10591

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the Postage-paid envelope we have provided.

The Internet and Telephone voting facilities will close at 11:59 p.m. Eastern Daylight Time on Sunday, May 22, 2005.

IF YOU HAVE VOTED OVER THE INTERNET OR BY TELEPHONE, THERE IS NO NEED FOR YOU TO MAIL BACK YOUR PROXY.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ESPHR1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Please sign below, exactly as name or names appear on this proxy. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, give full title. If more than one trustee, all should sign.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE ITEMS LISTED BELOW

1.	Election of Directors		For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
	Nominees:	(01) Dr. Michael M. Goldberg (02) Mr. Robert J. Levenson	☐	☐	☐

						For	Against	Abstain

2.	To approve and adopt an amendment to our Certificate of Incorporation.					☐	☐	☐

3.	To approved and ratify an amendment to the Qualified Employee Stock Purchase Plan (the “1994 Qualified ESPP”).					☐	☐	☐

4.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.					☐	☐	☐

5.	The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

765 OLD SAW MILL RIVER ROAD
TARRYTOWN, NEW YORK 10591

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Emisphere Technologies, Inc., a Delaware corporation (“Emisphere”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders (“Annual Meeting”) and Proxy Statement with respect to the Annual Meeting to be held at the Grand Ballroom South, at the Doubletree Hotel, at 455 South Broadway, Tarrytown, New York on Monday, May 23, 2005 promptly at 10:00 a.m. E.D.T., and hereby appoints Elliot M. Maza as proxy and attorney-in-fact, with power of substitution and revocation, and with all powers that the undersigned would possess if personally present, to vote the Emisphere Common Stock of the undersigned at such meeting, and at any postponements or adjournments of such meeting, as set forth below, and in his discretion, upon any other business that may properly come before the meeting (and any such postponements or adjournments).

THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, FOR THE ELECTION OF THE DIRECTOR NOMINEES, FOR PROPOSAL 2, FOR PROPOSAL 3, AND FOR PROPOSAL 4, AND BY THE DISCRETION OF ELLIOT M. MAZA ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, AND AT ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE, OR VOTE THROUGH THE INTERNET OR THE TELEPHONE.

IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE.